Investor Presentation (NASDAQ: DCTH) Annual Shareholder Meeting June 10, 2015 Exhibit 99.1

2DELCATH SYSTEMS, INC
Forward-looking Statements
This
presentation
contains
forward-looking
statements,
within
the
meaning
of
the
federal
securities
laws,
related
to
future
events
and
future
financial
performance
which
include
statements
about
our
expectations,
beliefs,
plans,
objectives,
intentions,
goals,
strategies,
assumptions
and
other
statements
that
are
not
historical
facts.
Forward-looking
statements
are
subject
to
known
and
unknown
risks
and
uncertainties
and
are
based
on
potentially
inaccurate
assumptions,
which
could
cause
actual
results
to
differ
materially
from
expected
results,
performance
or
achievements
expressed
or
implied
by
statements
made
herein.
Our
actual
results
could
differ
materially
from
those
anticipated
in
forward-looking
statements
for
many
reasons,
including,
but
not
limited
to,
uncertainties
relating
to:
the
timing
and
results
of
future
clinical
trials
including
without
limitation
the
OM,
HCC,
ICC,
and
mCRC
trials
in
the
Company’s
Clinical
Development
Program,
clinical
adoption,
use
and
resulting
sales,
if
any,
for
the
CHEMOSAT
system
in
Europe,
our
ability
to
obtain
reimbursement
for
the
CHEMOSAT
system
in
various
markets
including
without
limitation
Germany
and
the
United
Kingdom,
our
ability
to
successfully
commercialize
the
Melphalan/HDS
system
and
the
potential
of
the
Melphalan/HDS
system
as
a
treatment
for
patients
with
primary
and
metastatic
disease
in
the
liver,
the
Company's
ability
to
satisfy
the
requirements
of
the
FDA's
Complete
Response
Letter
relating
to
the
ocular
melanoma
indication
and
the
timing
of
the
same,
approval
of
the
Melphalan/HDS
system
by
the
U.S.
FDA,
acceptance
of
the
Phase
3
trial
publication,
the
impact
of
presentations
and
abstracts
at
major
medical
meetings
and
congresses
(ESSO,
SSO,
ASCO,
CIRSE)
and
future
clinical
results
consistent
with
the
data
presented,
approval
of
the
current
or
future
Melphalan/HDS
system
for
delivery
and
filtration
of
melphalan
or
other
chemotherapeutic
agents
for
various
indications
in
the
U.S.
and/or
in
foreign
markets,
actions
by
the
FDA
or
other
foreign
regulatory
agencies,
our
ability
to
successfully
enter
into
strategic
partnership
and
distribution
arrangements
in
foreign
markets
and
the
timing
and
revenue,
if
any,
of
the
same,
uncertainties
relating
to
the
timing
and
results
of
research
and
development
projects,
and
uncertainties
regarding
our
ability
to
obtain
financial
and
other
resources
for
any
clinical
trials,
research,
development,
and
commercialization
activities.
These
factors,
and
others,
are
discussed
from
time
to
time
in
our
filings
with
the
Securities
and
Exchange
Commission
including
the
section
entitled
‘‘Risk
Factors’’
in
our
most
recent
Annual
Report
on
Form
10-K
and
our
Reports
on
Form
10-Q
and
Form
8-K.

3DELCATH SYSTEMS, INC
About Delcath Systems
•
A specialty pharmaceutical and medical device oncology company with a principal therapeutic focus on the treatment of primary liver cancer and other cancers that have metastasized to the liver
•
Proprietary system isolates the liver from circulation, delivers a substantially higher concentration of chemotherapy (melphalan) compared with systemic doses, and filters most of the chemotherapy out of the blood prior to returning it to the patient
•
In late-stage clinical development in the U.S. with initial commercial activities underway in Europe
•
Initially pursuing orphan indications in metastatic ocular melanoma, hepatocellular carcinoma (HCC) and intrahepatic cholangiocarcinoma
(ICC)
Seeking to Make a Clinically Meaningful Difference For Cancer Patients With Liver Dominant Disease

4DELCATH SYSTEMS, INC
Investment Highlights
Large, Compelling Market Opportunity
•
Late-stage
asset
–
approved
and
initial
commercial
activities
underway
in
EU;
demonstrated
clinically
meaningful
efficacy
in
more
than
600
procedures
and multiple tumor types
•
Active
clinical
program
–
initiating
global
Phase
3
study
in
ocular
melanoma; HCC/ICC Phase 2 program ongoing
•
Unique,
highly
differentiated
solution
–
orphan
designations
create
barriers to entry
•
Large
market
opportunity
–
cancers
of
the
liver
remain
a
multibillion-dollar
unmet medical need; early commercial activity EU
•
Imminent
valuation
milestones
–
2015
value
drivers
include
publications,
reimbursement and clinical data
•
Attractive
business
model
–
initial
orphan
focus
and
anticipated
high
gross margins form basis of profitable long-term model
•
Experienced
management
team
–
aligned
with
requirements
of
clinically
driven pharmaceutical industry

5DELCATH SYSTEMS, INC
2014-2015 Milestones
2014 Accomplishments
Phase 2 HCC trial open and first patient treated
100
th
patient
treated
in
Europe
(commercial
and
clinical)
Positive efficacy data from three institutions presented at ESSO 2014
Product revenue increased 118% Y/Y to $1.1 million
Cash burn reduced by 50% Y/Y
1H-2015
NUB reimbursement decision in Germany –
Value 4 awarded for 2015
Submit Phase 3 metastatic melanoma trial results for publication
EU registry open for enrollment
ICC cohort open for enrollment
2H-2015
o
Initiation of global Phase 3 metastatic ocular melanoma program
o
Interim evaluation on HCC/ICC program
Executing on Multiple Fronts to Create Value

6DELCATH SYSTEMS, INC
The Liver:  A Life-Limiting Organ
•
Cancers of the liver remain a major unmet medical need
o
Large
global
patient
population
–
approximately
1.2
million*
patients
diagnosed annually with primary or metastatic liver cancer
o
The liver is often the life-limiting organ for cancer patients and one of the leading causes of cancer death
o
Prognosis after liver involvement is poor, with overall survival generally less than 12 months
•
CHEMOSAT
®
Melphalan/HDS is a proprietary product uniquely
positioned to potentially treat the entire liver as a standalone or complementary therapy
* SOURCE
–
2008
GLOBOCAN
Effective Liver Cancer Treatment Remains a Major Unmet Medical Need

7DELCATH SYSTEMS, INC
Concentrating the Power of Chemotherapy for Disease Control in the Liver
Our Solution:  Whole Organ-Focus Disease Control
•
Our proprietary system isolates the liver circulation, delivers a high concentration of chemotherapy (melphalan) and filters
most of the chemotherapy out of the blood prior to returning it to the patient
•
The procedure typically takes approximately 2-3 hours to
complete and involves a team including the interventional
radiologist and perfusionist
•
We believe more than 200 treatments with improved device
and procedure in the U.S. and EU provide confidence safety
can be validated in a controlled setting

8DELCATH SYSTEMS, INC
Existing Liver Cancer Treatments Landscape
Existing Liver Cancer Treatments Have Limitations
Treatment
Advantages
Disadvantages
Systemic
–
Non-invasive
–
Repeatable
–
Systemic toxicities
–
Limited efficacy in liver
Regional
(e.g., Isolated Hepatic Perfusion)
–
Therapeutic effect
–
Targeted
–
Invasive/limited repeatability
–
Multiple treatments are
required but not possible
Focal
(e.g., surgery, radioembolization,
chemoembolization,
radiofrequency ablation)
–
Partial removal or
treatment of tumors
–
Only 10%-20% are resectable
–
Invasive and/or limited
repeatability
–
Treatment is limited by tumor
size, number of lesions and
location
–
Tumor revascularization
–
Cannot treat diffuse disease

9DELCATH SYSTEMS, INC
The Melphalan Hepatic Delivery System (HDS)
•
Device designed to administer high-dose chemotherapy to the liver while reducing systemic exposure
•
Marketed
as
Delcath
Hepatic
CHEMOSAT
®
Delivery
System
(device
only)
in
EU
•
Investigational drug/device combination product regulated as a drug in the U.S.
Liver Isolated Via Double Balloon
Catheter In IVC
Melphalan Infused Directly Into Liver
Via Catheter In Hepatic Artery
Blood Exiting The Liver Filtered By
Proprietary Extra-corporeal Filters
More Than 300 Patients Treated To Date

10DELCATH SYSTEMS, INC
Melphalan Dosing & Background
•
Well-understood, dose-dependent, tumor-preferential, alkylating cytotoxic agent that demonstrates little to no hepatic toxicity
•
Dose administered directly to liver is substantially higher than that of systemic IV chemotherapy
•
Melphalan, an established chemotherapy agent, is proven active at high doses with broad antitumor activity
Type
Dosing (mg/kg)
Multiple Myeloma (label)
0.25
Chemoembolization
0.62
Surgical Isolated Hepatic Perfusion (IHP)
1.50
Myeloablation
2.50-3.50
Chemosaturation (PHP)
3.00
An Established Drug for Liver Cancer Therapy

11DELCATH SYSTEMS, INC
Total Available EU & U.S. Market Opportunity
Cancers Of The Liver Remain a Multibillion-Dollar Unmet Medical Need
Cancer Type
Annual
Incidence
1
Eligible Pts
2
Annual Potential
Market Opportunity Market Opportunity
(millions)
3,5
Annual Potential
(millions)
4,5
Ocular Melanoma (OM)
5,700-8,600
2,600-4,300
$104-$215
$208-$430
Cholangio
Carcinoma (ICC)
11,500
6,500
$260-$330
$520-$660
Hepatocellular
Carcinoma (HCC)
64,500
7,600-14,700
$304-$735
$608-$1,470
Colorectal (CRC)
411,000
40,000-55,000
$1,600-$2,750
$3,200-$5,500
Total EU and US
492,700-495,600
56,700-80,500
$2,268-$4,030
$4,536-$8,060
Notes:
1) Source: Globocan, American Cancer Society
2) Source: LEK, Strategy&, Company estimates
3 ) Assumes an average of two treatments per patient
4 ) Assumes an average of four treatments per patient
5 ) Assumes $20,000-$25,000 USD per treatment

12DELCATH SYSTEMS, INC
Clinically Differentiated Results
•
Phase 1, 2 and 3 trials produced positive results in multiple histologies
•
Melanoma Liver Mets
o
Positive Phase 3
results in hepatic metastatic melanoma
o
n=93 (90% ocular melanoma, 10% cutaneous melanoma)
•
Neuroendocrine Tumor (NET) Liver Mets
o
mNET cohort in Phase 2
trial showed encouraging 42% objective response rate
(ORR) vs. ~10% for approved targeted therapy
o
Median overall survival of ~32 months on ITT basis
•
Hepatocellular Carcinoma (HCC)
o
Positive signal with high-dose melphalan in HCC cohort of Phase 2 trial (5/8 patients)
is encouraging when approved systemic therapies have modest efficacy and challenges with tolerability
•
Colorectal Cancer (CRC) Liver Mets
o
Data from surgical Isolated Hepatic Perfusion (IHP) with melphalan indicates strong potential in well-defined patient population with earlier stage CRC yielding ~50-60%
median response rate and median OS of 17.4-24.8 mos
Encouraging Initial Results on a Broad Range of Histologies

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Clinical Development Program Detail
Trials
Tumor
Objectives
Phase 3 Pivotal
Trial
OM liver mets
Global Phase 3 trial to
start 2H-2015
Primary endpoint: Overall Survival (OS)
Believed to be fastest pathway to NDA approval in the U.S.
Phase 2 Trial
HCC
(unresectable
confined to the
liver)
Protocol 201 (U.S.
only)
Safety,
efficacy
of
melphalan/HDS
treatment
followed
by
sorafenib
Evaluate
ORR (mRECIST)
Assess safety, PFS
Characterize systemic exposure of melphalan
Assess patient
QoL
Protocol 202 (EU only)
Safety,
efficacy
of
melphalan/HDS
treatment
w/o
sorafenib
in
patients
with
unresectable
liver cancer
Evaluate
ORR (mRECIST)
Assess safety,
PFS
Characterize systemic exposure of melphalan
Assess patient
QoL
Phase 2 Cohort
ICC
(unresectable
confined to the
liver)
Added to 202 HCC trial protocol
ORR of melphalan/HDS treatment in patients with intra-hepatic cholangiocarcinoma (ICC)
Other measures as specified in the 202 EU protocol
Signal-seeking go/no-go decision 2H -
2015
Investigator
Initiated
Trials
mCRC
University of Leiden
study; ~7 patients treated to date
HCC
Johannes
Wolfgang Goethe University
Hospital (Frankfurt) study; different
patient selection from 202 study; open for enrollment
EU Commercial
Registry
EU
Commercial
Cases
Data collection on
safety, QoL
assessments
Potential efficacy signals in additional tumor types
Support reimbursement in key markets

14DELCATH SYSTEMS, INC
OM Metastases Rationale
•
OM has high incidence of liver metastases
o
Up to 90% of patients with metastases will have liver involvement
o
Life expectancy of approximately 6 months
o
5,700 -
8,600 cases of OM liver metastases diagnosed in U.S. and EU
annually
•
Clear efficacy signal seen in prior Phase 3 trial of melphalan/HDS
•
Currently no standard of care
•
Believed to be fastest pathway to NDA approval in the U.S.
•
FDA granted melphalan/HDS orphan drug designation for treatment of OM
5,700-8,600
Cases of Ocular
Melanoma
~50-55%
Metastasize
~90%
Show Liver Mets
~2,600 –
4,300
Eligible Patients
Limited TX Options
U.S./EU Market Size
*Sources:
ACS,
SEER,
NIH,
OMF,
KOL
Interviews,
2014
3
rd
Party
Analysis
Proven Efficacy in Attractive Orphan Opportunity

15DELCATH SYSTEMS, INC
Intent-to-Treat Analysis (June 2012)
5.3 mos improvement in hPFS
Hazard ratio = 0.50
(95% CI 0.31–0.80)
p=0.0029
Months
7.0
1.7
1.0
0.8
0.6
0.4
0.2
0.0
Proportion of patients surviving
5.3 mo
Chemosaturation (CS-PHP)
Previous Ocular Melanoma Mets Phase 3 Results
0
5
10
15
20
25
30
Best alternative care (BAC)
Hepatic Progression Free Survival (hPFS)
Chemosaturation (CS-PHP)
3.8 mos improvement in PFS
Hazard ratio = 0.42
(95% CI 0.27–0.64)
p<0.0001
Overall Progression Free Survival (Investigator)
Proportion of patients surviving
Months
5.4
1.6
1.0
0.8
0.6
0.4
0.2
0.0
3.8 mo
Intent-to-Treat Analysis (June 2012)
Best alternative care (BAC)
0
5
10
15
20
25
30
35
40
45
50
55
Clinically Meaningful Benefit Previously Demonstrated for Metastatic OM Patients
4 subjects remain
alive at 5-8 years
All were recipients
of CS-PHP

16DELCATH SYSTEMS, INC
ICC Rationale
•
Significant market opportunity in U.S. and EU
o
~15% of new HCC cases diagnosed annually
o
~90% of patients are not suitable for surgical resection
o
~20-30% are candidates for focal interventions
o
Efficacy signals from early commercial uses in EU
•
Unmet medical need –
Delcath is pursuing a melphalan orphan
drug designation from the FDA for patients with ICC
*Sources:
ACS,
SEER,
NIH,
KOL
Interviews,
2014
3
rd
Party
Analysis
Encouraging Early Commercial Activity in Disease With Limited Treatment Options
76,000
HCC Diagnosis
~90%
Unresectable
~6,500
Eligible Patients
U.S./EU Market Size
~15%
Of  HCC
Cases
~20-30%
Focal
Interventions

17DELCATH SYSTEMS, INC
HCC Rationale
•
Significant opportunity in the U.S. and EU
o
HCC most common primary cancer of the liver
o
~76,000* cases diagnosed annually
•
Large unmet medical need in first-line therapy
o
Only one approved systemic therapy in the U.S., EU and certain Asian markets
o
~90% of patients not candidates for surgical resection
o
20-30% of patients are candidates for focal interventions
•
FDA granted melphalan/HDS orphan drug designation for treatment of unresectable HCC
76,000
Cases of Primary Liver
Cancer
~90%
HCC
~80-90%
Unresectable
~20-30%
Child Pugh Class A
~7,600 –
14,700
Eligible Patients
~20-30%
Interventional
TX
U.S./EU Market Size
*Sources:
WHO,
KOL
Interviews,
2014
3
rd
Party
Analysis
Large, Deadly Disease in Need of Better Treatments

18DELCATH SYSTEMS, INC
Prior FDA Experience
•
New Drug Application (NDA) submitted August 2012 seeking
indication in OM liver metastases with first-generation filters and procedure
•
ODAC meeting in May 2013
o
Efficacy shown with statistical significance
o
Negative vote due to benefit/risk analysis
o
Complete FDA & Delcath ODAC briefing materials available at
www.delcath.com/clinical-research/clinical-bibliography/
•
Complete Response Letter (CRL) issued September 2013
•
FDA requests include, but not limited to:
o
Well-controlled randomized trial(s) to establish the safety and efficacy using the to-be-marketed device configuration
o
Overall survival as the primary efficacy outcome measure
o
Demonstrate clinical benefits outweigh risks
FDA Learnings Provide Beneficial Clinical Study Roadmap

19DELCATH SYSTEMS, INC
Risks Observed in Previous Clinical Program
•
Risks observed with prior product and procedure protocol
•
Integrated safety population of patients showed risks associated with melphalan/HDS included:
o
4.1% incidence of death due to adverse reactions
o
4% incidence of stroke
o
2% reported incidence of myocardial infarction in the setting of an incomplete cardiac risk assessment
o
70% incidence of grade 4 bone marrow suppression with a median time of recovery of greater than 1 week
o
18% incidence of febrile neutropenia, along with the additive risk of hepatic injury, severe hemorrhage and gastrointestinal perforation
•
Deaths due to certain adverse reactions did not occur again during the clinical trials following the adoption of related protocol amendments
Treating Physicians in U.S. and EU Report Improved Safety Profile

20DELCATH SYSTEMS, INC
Safety Improvements Implemented
•
New generation filter
o
Improve filter efficiency and consistency
•
Vasopressors and methylprednisolone
o
Reduce cardiovascular risk
•
Prophylactic transfusions and growth factors
o
Reduce risk of myelosuppression
•
Intra-arterial nitroglycerin
o
Prevent hepatic arterial spasm
•
Liver tumor burden not to exceed >50%
o
Address risk of liver failure
Decisive Measures to Assure Improved Safety

21DELCATH SYSTEMS, INC
Positive Developments
•
Improved device and procedure since prior trials
o
>200 treatments with improved device and procedure in U.S. and EU
o
Many issues raised at ODAC have not been reported
•
Current device/procedure permitting multiple treatment cycles
•
Recent Presentations & Abstracts at Major Medical Meetings/Congresses
o
ESSO 2014
o
SSO 2015
o
ASCO 2015
o
CIRSE 2015
•
Data consistent with observations from EU commercial experience
Patients Report Improved Quality of Life

22DELCATH SYSTEMS, INC
Recent Data Presentations -
ASCO 2015
•
Analysis of 20 patients who received 34 treatments at Southampton
University Hospital
o
Eleven patients remain alive after a median of 280 days with one complete response ongoing at >1 year
o
From the diagnosis of liver metastases, 11 patients (55%) survived to one year and
3 (15%) for >2 years; no procedure related deaths were seen
o
2 patients (10%) demonstrated stable disease for >3 months, 13 patients (65%)
had a partial response, 2 patients (10%) demonstrated complete response
o
Nine deaths from disease progression occurred after a median of 264 days from the first procedure
•
Adverse Events
o
Early AEs often expected with percutaneous hepatic perfusion (PHP) were observed including coagulopathy, electrolyte disturbances and transient transaminases (elevated liver enzymes).
Rare late AEs (1 patient each) included
hair loss, skin rash, myelosuppression
and persistent transaminases (elevated liver
enzymes)
o
AEs seen were grade 1 (n=12), 2 (n=13), 3 (n=5) and 4 (n=1)
o
Grade 4 complication was pulmonary edema due to fluid overload

23DELCATH SYSTEMS, INC
Recent Data Presentations -
SSO 2015
•
Moffitt Cancer Center (Tampa, FL)
o
Retrospective analysis of 30 patients with ocular or cutaneous melanoma treated
with Melphalan/HDS (n=10), chemoembolization
(CE, n=12), and yttrium-90 (Y90,
n=6)
o
Study showed significant difference in hepatic progression free survival (HPFS) for
Melphalan/HDS (310 days), CE (80 days), Y-90 (54 days)
o
Median overall survival (OS) longest for Melphalan/HDS (736 days) vs
Y90 (285
days) CE (265 days), but did not reach statistical significance
o
Authors concluded that HPFS and progression free survival (PFS) were significantly prolonged with Melphalan/HDS vs
CE and Y90

24DELCATH SYSTEMS, INC
European Commercial Activity
CHEMOSAT
®
Hepatic Delivery System
•
Approved as Class IIb Medical Device; kit
supplied without melphalan
•
Broad indication for intra-hepatic
administration of melphalan hydrochloride and
subsequent filtration of the venous blood
return
•
>180 commercial procedures performed in
leading cancer centers across the EU
•
Reimbursement via Individual Funding
Requests; NUB Value 4 Status in Germany
•
UK Block Grants pending and private pay
insurance
•
Published data in peer-reviewed journal
needed to support reimbursement efforts in
certain EU countries

Ocular Mel
Cutaneous Mel
Cholangio Met
Breast Met
HCC
mNET
Anal Muc Mel
Pancreatic
CRC
Sarcoma
Gastric Met

PATIENTS TREATED
TOTAL TREATMENTS
PTs TREATED 2X
PTs TREATED 3X
PTs TREATED 4X

25DELCATH SYSTEMS, INC
CHEMOSAT
®
Commercial Treatments in Europe
Multiple Tumor Types Treated Since EU Launch
Treatments/Re-treatments Increasing
111
186
52
20
3
0
25
50
75
100
125
150
175
200
TREATMENTS
136
9
19
2
2
3
1
6
6
1
1
0
20
40
60
80
100
120
140
160
DISEASE (Commercial Treatments)

26DELCATH SYSTEMS, INC
Cash & Capital Resources
Cash & Cash Equivalents
$18.5 million at March 31, 2015
Debt
None
ATM Program
1
$40 million available at March 31, 2015
Shares Outstanding
12.2
million
(14.4
million
fully
diluted
2
)
at
March 31, 2015
1)
Subject to market conditions and certain limitations
2)
Fully diluted includes approximately 0.3 million options and 1.9 million warrants
Focused Spending and Resources to Support Execution of Near-term Plan

27DELCATH SYSTEMS, INC
In Summary
Melphalan Hydrochloride for Injection for use with the
Delcath Hepatic Delivery System (Melphalan/HDS)
•
Cancers of the liver remain a
multibillion-dollar unmet medical
need
•
Unique, highly differentiated solution
•
Late-stage asset in U.S., early
commercial activity
EU
•
Compelling emerging data
•
Imminent valuation milestones
•
Attractive orphan drug business
model
•
Experienced pharmaceutical
management team executing a
data-driven plan

28DELCATH SYSTEMS, INC © 2015 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED Delcath and CHEMOSAT are registered trademarks of Delcath Systems, Inc.